Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
April 23, 2024	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces First Quarter 2024 Results and Quarterly Cash Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended March 31, 2024. The Company reported net income of $12.85 million, or $0.71 per diluted common share, for the quarter ended March 31, 2024.

The Company also declared a quarterly cash dividend to common shareholders of twenty-nine cents $0.29 per common share. The quarterly dividend is payable to common shareholders of record on May 10, 2024, and is expected to be paid on or about May 24, 2024. This marks the 39th consecutive year of regular dividends to common shareholders.

First Quarter 2024  Highlights

Income Statement

o	Net income of $12.85 million for the first quarter of 2024, was an increase of $1.06 million, or 9.02%, from the same quarter of 2023.
o	Net interest income increased $2.22 million compared to the same quarter in 2023, as increases in benchmark interest rates have improved net interest margin. Provision for credit losses was approximately $731 thousand lower than the same quarter last year.
o	Net interest margin of 4.47% is an increase of 12 basis points over the same quarter of 2023. The yield on earning assets increased 62 basis points primarily driven by increased earnings on loans.
o	Interest and fees on loans increased $5.79 million from the same quarter of 2023 and is attributable to both an increase in yield and an increase in average balance compared to the yield and average balance of the prior year. The Company acquired Surrey Bancorp on April 21, 2023, adding approximately $239.08 million in loans.
o	Noninterest income increased approximately $676 thousand, or 7.88%, when compared to the same quarter of 2023. The increase was primarily driven by increased interchange income. Noninterest expense increased $2.57 million, or 12.36%. The increase in noninterest expense was primarily driven by salaries and employee benefits, service fees, and other operating expense. The increase in non interest expense is primarily attributable to the addition of Surrey branches and staff .
o

Annualized return on average assets ("ROA") was 1.60% for the first quarter of 2024 compared to 1.55% for the same period of 2023. Annualized return on average common equity ("ROE") was 10.18% for the first quarter of 2024 compared to 11.15% for the same period of 2023.

Balance Sheet and Asset Quality

o	Consolidated assets totaled $3.24 billion at March 31, 2024.
o	Securities available for sale decreased $114.71 million, or 40.83%, from December 31,2023. The decrease is primarily attributable to the maturity of $115.75 million in U.S. Treasury Notes during the first quarter of 2024. Loans decreased $52.47 million, or 2.04%. Deposits decreased $40.11 million, or 1.47%. The net effect of these balance sheet changes resulted in an increase in cash and cash equivalents of $132.49 million, or 113.80%. The increase in cash and cash equivalents is primarily attributable to an increase in federal funds sold of $142.63 million.
o	The Company repurchased 89,396 common shares during the first quarter of 2024 for a total cost of $2.97 million.
o

Non-performing loans to total loans increased to 0.78% when compared with the same quarter of 2023.  The Company experienced net charge-offs for the first quarter of 2024 of $1.74 million, or 0.27%, of annualized average loans, compared to net charge-offs of $1.74 million, or 0.29%, of annualized average loans for the same period in 2023.

o	The allowance for credit losses to total loans was 1.41% at March 31, 2024, compared to 1.41% at December 31, 2023, and 1.29% for March 31, 2023.
o	Book value per share at March 31, 2024, was $27.53, an increase of $0.33 from year-end 2023.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as a reconciliation to that comparable GAAP financial measure can be found in the attached tables to this press release.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 53 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of March 31, 2024. First Community Bank offers wealth management and investment advice and services through its Trust Division and through its wholly owned subsidiary, First Community Wealth Management, which collectively managed and administered $1.55 billion in combined assets as of March 31, 2024. The Company reported consolidated assets of $3.24 billion as of March 31, 2024. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; changes in banking laws and regulations; the degree of competition by traditional and non-traditional competitors; the impact of natural disasters, extreme weather events, military conflict , terrorism or other geopolitical events; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands, except share and per share data)	2024	2023	2023	2023	2023
Interest income
Interest and fees on loans	$33,418	$33,676	$33,496	$31,927	$27,628
Interest on securities	1,698	1,888	1,912	2,057	2,099
Interest on deposits in banks	913	438	697	885	462
Total interest income	36,029	36,002	36,105	34,869	30,189
Interest expense
Interest on deposits	4,365	3,935	2,758	1,930	718
Interest on borrowings	35	4	0	77	59
Total interest expense	4,400	3,939	2,758	2,007	777
Net interest income	31,629	32,063	33,347	32,862	29,412
Provision for credit losses	1,011	1,029	1,109	4,105	1,742
Net interest income after provision	30,618	31,034	32,238	28,757	27,670
Noninterest income	9,259	10,462	9,622	8,785	8,583
Noninterest expense	23,386	26,780	22,913	24,671	20,813
Income before income taxes	16,491	14,716	18,947	12,871	15,440
Income tax expense	3,646	2,932	4,307	3,057	3,658
Net income	$12,845	$11,784	$14,640	$9,814	$11,782

Adjustment to Net Income for Fair Value Changes to Restricted Stock Units (tax-effected)	$240	$530	$215	$335	$20
Adjusted Net Income for diluted earnings per share	$13,085	$12,314	$14,855	$10,149	$11,802

Earnings per common share
Basic	$0.70	$0.64	$0.78	$0.53	$0.73
Diluted	$0.71	$0.66	$0.79	$0.55	$0.72
Cash dividends per common share
Regular	0.29	0.29	0.29	0.29	0.29
Weighted average shares outstanding
Basic	18,476,128	18,530,114	18,786,032	18,407,078	16,228,297
Diluted	18,545,910	18,575,226	18,831,836	18,431,598	16,289,489
Performance ratios
Return on average assets	1.60%	1.43%	1.74%	1.18%	1.55%
Return on average common equity	10.18%	9.39%	11.63%	8.04%	11.15%
Return on average tangible common equity(1)	14.82%	13.82%	17.11%	11.65%	16.19%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets.

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands)	2024	2023	2023	2023	2023
Noninterest income
Wealth management	$1,099	$1,052	$1,145	$965	$1,017
Service charges on deposits	3,310	3,637	3,729	3,471	3,159
Other service charges and fees	3,450	3,541	3,564	3,460	3,082
(Loss) gain on sale of securities	-	-	-	(28)	7
Other operating income	1,400	2,232	1,184	917	1,318
Total noninterest income	$9,259	$10,462	$9,622	$8,785	$8,583
Noninterest expense
Salaries and employee benefits	$12,581	$12,933	$12,673	$12,686	$11,595
Occupancy expense	1,378	1,252	1,271	1,276	1,168
Furniture and equipment expense	1,545	1,489	1,480	1,508	1,401
Service fees	2,449	2,255	2,350	2,284	2,019
Advertising and public relations	796	843	968	846	643
Professional fees	372	787	172	281	327
Amortization of intangibles	530	536	536	425	234
FDIC premiums and assessments	369	376	392	423	320
Merger expense	-	-	-	2,014	379
Litigation expense	-	3,000	-	-	-
Other operating expense	3,366	3,309	3,071	2,928	2,727
Total noninterest expense	$23,386	$26,780	$22,913	$24,671	$20,813

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands, except per share data)	2024	2023	2023	2023	2023
Adjusted Net Income for diluted earnings per share	$13,085	$12,314	$14,855	$10,149	$11,802
Non-GAAP adjustments:
Loss (gain) on sale of securities	-	-	-	28	(7)
Merger expense	-	-	-	2,014	379
Day 2 provision for allowance for credit losses - Surrey	-	-	-	1,614	-
Litigation expense	-	3,000	-	-	-
Other items(1)	-	-	(204)	-	-
Total adjustments	-	3,000	(204)	3,656	372
Tax effect	-	720	(49)	522	10
Adjusted earnings, non-GAAP	$13,085	$14,594	$14,700	$13,283	$12,163

Adjusted diluted earnings per common share, non-GAAP	$0.71	$0.79	$0.78	$0.72	$0.75
Performance ratios, non-GAAP
Adjusted return on average assets	1.63%	1.77%	1.75%	1.60%	1.60%
Adjusted return on average common equity	10.37%	11.63%	11.68%	10.88%	11.51%
Adjusted return on average tangible common equity (2)	15.10%	17.11%	17.18%	15.77%	16.72%

(1)	Includes other non-recurring income and expense items.
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended March 31,
	2024			2023
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,549,107	$33,500	5.29%	$2,393,759	$27,698	4.69%
Securities available for sale	239,010	1,731	2.91%	316,734	2,140	2.74%
Interest-bearing deposits	66,483	916	5.54%	40,993	465	4.60%
Total earning assets	2,854,600	36,147	5.09%	2,751,486	30,303	4.47%
Other assets	373,614			322,789
Total assets	$3,228,214			$3,074,275

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$665,875	$162	0.10%	$666,447	$26	0.02%
Savings deposits	866,084	3,412	1.58%	827,414	484	0.24%
Time deposits	249,974	790	1.27%	271,214	208	0.31%
Total interest-bearing deposits	1,781,933	4,364	0.98%	1,765,075	718	0.16%
Borrowings
Federal funds purchased	2,527	35	5.52%	4,719	58	5.07%
Retail repurchase agreements	1,127	-	0.05%	2,086	1	0.06%
Total borrowings	3,654	35	3.85%	6,805	59	0.07%
Total interest-bearing liabilities	1,785,587	4,399	0.99%	1,771,880	777	0.18%
Noninterest-bearing demand deposits	886,947			838,041
Other liabilities	48,298			35,669
Total liabilities	2,720,832			2,645,590
Stockholders' equity	507,382			428,685
Total liabilities and stockholders' equity	$3,228,214			$3,074,275
Net interest income, FTE(1)		$31,748			$29,526
Net interest rate spread			4.10%			4.29%
Net interest margin, FTE(1)			4.47%			4.35%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $781 thousand and $193 thousand for the three months ended March 31, 2024 and 2023, respectively.

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands, except per share data)	2024	2023	2023	2023	2023
Assets
Cash and cash equivalents	$248,905	$116,420	$113,397	$152,660	$92,385
Debt securities available for sale, at fair value	166,247	280,961	275,332	314,373	308,269
Loans held for investment, net of unearned income	2,519,833	2,572,298	2,593,472	2,621,073	2,388,897
Allowance for credit losses	(35,461)	(36,189)	(36,031)	(36,177)	(30,789)
Loans held for investment, net	2,484,372	2,536,109	2,557,441	2,584,896	2,358,108
Premises and equipment, net	51,333	50,680	51,205	53,546	47,407
Other real estate owned	374	192	243	339	481
Interest receivable	10,719	10,881	10,428	10,185	8,646
Goodwill	143,946	143,946	143,946	143,946	129,565
Other intangible assets	14,615	15,145	15,681	16,217	3,942
Other assets	115,470	114,854	116,552	115,275	102,869
Total assets	$3,235,981	$3,269,188	$3,284,225	$3,391,437	$3,051,672

Liabilities
Deposits
Noninterest-bearing	$902,396	$931,920	$944,301	$974,995	$823,297
Interest-bearing	1,779,819	1,790,405	1,801,835	1,877,683	1,761,327
Total deposits	2,682,215	2,722,325	2,746,136	2,852,678	2,584,624
Securities sold under agreements to repurchase	1,006	1,119	1,029	1,348	1,866
Interest, taxes, and other liabilities	45,816	42,450	41,393	38,691	33,451
Total liabilities	2,729,037	2,765,894	2,788,558	2,892,717	2,619,941

Stockholders' equity
Common stock	18,413	18,502	18,671	18,969	16,243
Additional paid-in capital	173,041	175,841	180,951	189,917	128,666
Retained earnings	327,389	319,902	313,489	304,295	300,047
Accumulated other comprehensive loss	(11,899)	(10,951)	(17,444)	(14,461)	(13,225)
Total stockholders' equity	506,944	503,294	495,667	498,720	431,731
Total liabilities and stockholders' equity	$3,235,981	$3,269,188	$3,284,225	$3,391,437	$3,051,672

Shares outstanding at period-end	18,413,088	18,502,396	18,671,470	18,969,281	16,243,551
Book value per common share	$27.53	$27.20	$26.55	$26.29	$26.58
Tangible book value per common share(1)	18.92	18.60	18.00	17.85	18.36

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding.

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands)	2024	2023	2023	2023	2023
Allowance for Credit Losses
Balance at beginning of period:
Allowance for credit losses - loans	$36,189	$36,031	$36,177	$30,789	$30,556
Allowance for credit losses - loan commitments	746	758	964	964	1,196
Total allowance for credit losses beginning of period	36,935	36,789	37,141	31,753	31,752
Adjustments to beginning balance:
Allowance for credit losses - loans - Surrey acquisition for purchased credit deteriorated loans	-	-	-	2,011	-
Allowance for credit losses - loan commitments	-	-	-	-	-
Net Adjustments	-	-	-	2,011	-
Provision for credit losses:
Provision for credit losses - loans	1,011	1,041	1,315	4,105	1,974
(Recovery of) provision for credit losses - loan commitments	-	(12)	(206)	-	(232)
Total provision for credit losses - loans and loan commitments	1,011	1,029	1,109	4,105	1,742
Charge-offs	(2,448)	(2,105)	(2,157)	(1,993)	(2,570)
Recoveries	709	1,222	696	1,265	829
Net (charge-offs) recoveries	(1,739)	(883)	(1,461)	(728)	(1,741)
Balance at end of period:
Allowance for credit losses - loans	35,461	36,189	36,031	36,177	30,789
Allowance for credit losses - loan commitments	746	746	758	964	964
Ending balance	$36,207	$36,935	$36,789	$37,141	$31,753

Nonperforming Assets
Nonaccrual loans	$19,617	$19,356	$18,366	$18,628	$15,557
Accruing loans past due 90 days or more	30	104	59	-	23
Modified loans past due 90 days or more	-	-	-	-	-
Total nonperforming loans	19,647	19,460	18,425	18,628	15,580
OREO	374	192	243	339	481
Total nonperforming assets	$20,021	$19,652	$18,668	$18,967	$16,061

Additional Information
Total modified loans	$2,177	$1,873	$1,674	$642	$429

Asset Quality Ratios
Nonperforming loans to total loans	0.78%	0.76%	0.71%	0.71%	0.65%
Nonperforming assets to total assets	0.62%	0.60%	0.57%	0.56%	0.53%
Allowance for credit losses to nonperforming loans	180.49%	185.97%	195.55%	194.21%	197.62%
Allowance for credit losses to total loans	1.41%	1.41%	1.39%	1.38%	1.29%
Annualized net charge-offs (recoveries) to average loans	0.27%	0.14%	0.22%	0.11%	0.29%